J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Ultra-Short Municipal ETF

Supplement dated December 7, 2018

to the Summary Prospectus, Prospectus and

Statement of Additional Information dated October 15, 2018

Effective immediately, the disclosure entitled “Investment Process” in the subsection “What are the Fund’s main investment strategies?” in the “Risk/Return Summary” section and in the subsection “Main Investment Strategies” in the “Additional Information About the Fund’s Investment Strategies” section of the prospectus is hereby deleted and replaced with the following to disclose how the adviser of JPMorgan Ultra-Short Municipal ETF (the “Fund”) integrates environmental, social and governance factors into its investment process:

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

On December 5, 2018, the Board of Trustees of J.P. Morgan Exchange-Traded Funds (the “Trust”) approved changes to the name of the Fund.

Effective January 7, 2019 (the “Effective Date”), the name of the Fund will change from the “JPMorgan Ultra-Short Municipal ETF” to the “JPMorgan Ultra-Short Municipal Income ETF”. On the Effective Date, all references in the Summary Prospectus, Prospectus and Statement of Additional Information to the “JPMorgan Ultra-Short Municipal ETF” shall be replaced with the “JPMorgan Ultra-Short Municipal Income ETF”. No modifications will made to the Fund’s investment strategy or process in connection with this change.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-USM-1218